1 The image part with relationship ID rId26 was not found in the file. 3Q23 Earnings Presentation October 31, 2023

2 The image part with relationship ID rId26 was not found in the file. Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, expectations with respect to headwinds, including the continued wind down of the Northeast Alliance, the impact of ATC- and weather-driven delays, shifts in post-COVID customer demand, and fluctuations in fuel prices, and strategies to mitigate the associated impact, industry and market trends, our business strategy and plans for future operations, including our planned merger with Spirit (the “Merger”), our Structural Cost Program, and planned operational investments, and the associated impacts on our business. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the COVID-19 pandemic and government-imposed measures to control its spread; risk associated with execution of our strategic operating plans in the near-term and long- term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to our Northeast Alliance with American Airlines Group Inc. and our planned wind-down of the Northeast Alliance; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines Inc. (“Spirit”) or both of them to terminate the Merger Agreement; failure to obtain certain governmental approvals necessary to consummate the merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit's operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of the combined company following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforces, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs under the CARES Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with future environmental regulations; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; changes in government regulations in our industry; acts of war or terrorism; changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; and risks associated with the implementation of 5G wireless technology near airports that we operate in. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration of the Merger with Spirit. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission, including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2022. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

3 The image part with relationship ID rId26 was not found in the file. 3Q23 Earnings Update Robin Hayes Chief Executive Officer

4 The image part with relationship ID rId26 was not found in the file. Significant Weather-Related ATC Disruptions And Rising Fuel Impacted 3Q Results Demand remains healthy against a backdrop of elevated industry capacity Significant investments helped operational reliability. However, challenges associated with unusually high convective weather, even throughout September, exacerbated by air traffic control (ATC) staffing, impacted financial results Fuel prices climbed ~30% within the quarter as crude oil rose and jet cracks widened 3Q23

5 The image part with relationship ID rId26 was not found in the file. • Reallocating capacity from underperforming NEA routes to higher value leisure opportunities • Started returning LaGuardia slot pairs to American Airlines in October Current headwinds… FY23 Updating Full Year Expectations to Reflect Current Challenges FY23 EPS(1) outlook ($0.65) – ($0.45) Northeast Alliance (NEA) Wind Down • Convective weather typically dissipates in 4Q, providing relief • Extension of 10% New York City (NYC) area slot waiver through October 2024 represents meaningful offset • Moderating capacity growth with focus on geographies which have demonstrated yield resilience, such as international … are being proactively mitigated: Shifts in Post-COVID Consumer Demand Northeast ATC and Weather Challenges (1) Refer to reconciliations of non-GAAP financial measures in Appendix A

6 The image part with relationship ID rId26 was not found in the file. Transformational Acquisition of Spirit Turbocharges Strategic Plan • Pro-competitive, pro-consumer transaction creates a national low-fare challenger that can bring competitive prices and great service to more customers and more markets High-Value New York City Area Footprint • Tailwind as New York City continues to recover • Competitive structural advantage from sizable footprint in slot-constrained NYC market, which historically produces above system average margins Diversifying Revenues With Margin-Accretive Initiatives • Closing the gap to best-in-class loyalty performance with ongoing evolution of TrueBlue loyalty program • Continuing to grow JetBlue Travel Products and diversify revenue streams Continued Controllable Cost Execution • Structural cost program continues to deliver significant benefits • Fleet modernization continues to drive efficiency JetBlue Remains Positioned for Long-Term Success

7 The image part with relationship ID rId26 was not found in the file. Commercial Update and Outlook Joanna Geraghty President & Chief Operating Officer

8 The image part with relationship ID rId26 was not found in the file. Expecting ATC Challenges in Northeast to Dissipate in Winter • Unusually high level of convective weather in Northeast in September, exacerbated by ATC staffing shortfalls, drove extended delays and cancellations, negatively impacting 3Q flight revenue • Northeast ATC challenges expected to improve in 4Q with less convective weather Disciplined Approach to Capacity Growth in 4Q • Excess industry capacity during off peak periods is driving domestic yield pressure; international is exhibiting greater resilience • JetBlue is proactively managing capacity with a five point sequential reduction in scheduled capacity in 4Q vs 3Q • Extension of 10% NYC-area slot waiver provides additional support Healthy Peak-Period Air Travel Demand • 4Q demand for holiday travel is healthy, tracking in-line with expectations • Corporate bookings have accelerated post-Labor Day Moderating Capacity Expected To Drive Revenue Improvement ASMs (8.2%) 7.1% Guidance (8.0%) to (4.0%) Guidance 5.5% to 8.5% 3Q23 vs. 3Q22 Actuals ASMs 4Q23 vs. 4Q22 0.5% to 3.5% (10.5%) to (6.5%) Revenue Revenue

9 The image part with relationship ID rId26 was not found in the file. Financial Update and Outlook Ursula Hurley Chief Financial Officer

1 0 The image part with relationship ID rId26 was not found in the file. (1) Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items; refer to reconciliations of non-GAAP financial measures in Appendix A 3Q23 4Q23 2Q23 vs. 2Q22 8.5% to 10.5% 5.9%Guidance 2.5% to 5.5% CASM ex-Fuel(1) YoY Maintaining Focus on Controllable Costs Focused on Meeting Cost Targets, Structural Cost Program Savings Accelerate in 2H • Structural Cost Program remains on track to deliver $70M in cost reduction by the end of 2023 and $150-200M through 2024 • Expect to save $75M from fleet modernization program through 2024, with over half of savings realized to-date Continued Challenging ATC Environment Impeded Cost Execution • Excluding weather and ATC challenges, 3Q tracked near midpoint of initial guidance • Planned operational investments added ~4 points of 3Q CASM • Unplanned disruption costs due to greater convective weather and ATC delays versus plan added incremental ~1.5 points of 3Q CASM Geared Turbofan Powder Metal Defect Expected to Impact 2024 Growth • Six aircraft currently out-of-service and expected to rise to high-single to low-double digits by year-end 2024

1 1 The image part with relationship ID rId26 was not found in the file. Maintaining a Healthy Liquidity Position • Balance sheet remains among the strongest in the industry • Ended 3Q with $2.1B in liquidity(3) • Executed one-year extension of undrawn $600 million revolving credit facility • Actively financing aircraft deliveries to ensure healthy liquidity; ~$1.0B in committed financing year-to-date Actively Managing Risk to Protect Earnings Outlook • Fuel hedges expected to help mitigate impact from rising fuel prices and ongoing volatility • Hedged ~30% of planned 4Q fuel consumption Focused on Managing Liquidity and Earnings Risk Adjusted Debt to Capital(1)(2) (1) Refer to reconciliations of non-GAAP financial measures in Appendix B (2) As of 2Q23. Total debt is adjusted for total operating leases and pension / post retirement liabilities (3) Includes $600M undrawn revolver 46% 52% 56% 79% 81% 83% 111% 0% 20% 40% 60% 80% 100% 120% LUV ALK JBLU DAL SAVE UAL AAL

1 2 The image part with relationship ID rId26 was not found in the file. (1) Includes the impact from the new pilot union agreement of approximately 4 points for Q4 and 3 points for FY23. Please refer to Appendix A (2) Fuel hedged ~30% for 4Q23; ~25% for FY23 (3) Fuel price based on forward curve as of October 20, 2023 Please refer to our Investor Update posted on ir.jetblue.com for additional guidance metrics Guidance 4Q23 FY23 Available Seat Miles (ASMs) 0.5% - 3.5% YoY 5.0% - 7.0% YoY Revenue (10.5%) - (6.5%) YoY 3.0% - 5.0% YoY CASM ex-Fuel(1) 8.5% - 10.5% YoY 4.5% - 5.5% YoY Estimated Fuel Price per Gallon(2)(3) $3.05 - $3.20 $3.02 - $3.07 Interest Expense $60 - $70 million $205 - $215 million Adjusted Loss per Share (Non-GAAP) ($0.55) – ($0.35) ($0.65) – ($0.45) Outlook Summary

1 3 The image part with relationship ID rId26 was not found in the file.  Transformational Acquisition of Spirit Turbocharges Strategic Plan  Improving Margins in High- Value New York City Area Footprint  Diversifying Revenues With Margin-Accretive Initiatives  Continued Controllable Cost Execution Well Positioned To Drive Profitable Growth And Expand Margins

1 4 The image part with relationship ID rId26 was not found in the file. Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. We do not provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measure cannot be calculated or predicted at this time without unreasonable efforts. In those cases, the reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. Appendix A

1 5 The image part with relationship ID rId26 was not found in the file. Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items (“CASM Ex-Fuel”) Operating Expense per Available Seat Mile (“CASM”) is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact. For the three and nine months ended September 30, 2023, special items included Spirit acquisition costs and union contract costs. Special items for 2022 included Spirit acquisition costs, union contract costs and Embraer E190 fleet transition costs. We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines. The table below provides a reconciliation of our total operating expenses (“GAAP measure”) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM, EXCLUDING FUEL ($ in millions, per ASM data in cents) (unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 $ per ASM $ per ASM $ per ASM $ per ASM Total operating expenses $ 2,509 $ 14.45 $ 2,423 $ 14.94 $ 7,453 $ 14.48 $ 7,084 $ 14.76 Less: Aircraft fuel and related taxes 678 3.90 825 5.08 2,043 3.97 2,305 4.80 Other non-airline expenses 16 0.09 14 0.09 49 0.09 43 0.09 Special items 33 0.19 13 0.08 168 0.33 57 0.12 Operating expenses, excluding fuel $ 1,782 $ 10.27 $ 1,571 $ 9.69 $ 5,193 $ 10.09 $ 4,679 $ 9.75

1 6 The image part with relationship ID rId26 was not found in the file. Non-GAAP Financial Measure RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), ADJUSTED OPERATING MARGIN, PRE-TAX INCOME (LOSS), ADJUSTED PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN (LOSS) ON EQUITY INVESTMENTS (unaudited, in millions) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Total operating revenues $ 2,353 $ 2,562 $ 7,290 $ 6,743 RECONCILIATION OF OPERATING EXPENSE Total operating expenses $ 2,509 $ 2,423 $ 7,453 $ 7,084 Less: Special items 33 13 168 57 Total operating expenses excluding special items $ 2,476 $ 2,410 $ 7,285 $ 7,027 RECONCILIATION OF OPERATING INCOME (LOSS) Operating income (loss) $ (156) $ 139 $ (163) $ (341) Add back: Special items 33 13 168 57 Operating income (loss) excluding special items $ (123) $ 152 $ 5 $ (284) RECONCILIATION OF ADJUSTED OPERATING MARGIN Operating margin (6.6) % 5.4% (2.2) % (5.1) % Operating income (loss) excluding special items $ (123) $ 152 $ 5 $ (284) Total operating revenues 2,353 2,562 7,290 6,743 Adjusted operating margin (5.2) % 5.9% 0.1% (4.2) % RECONCILIATION OF PRE-TAX INCOME (LOSS) Income (loss) before income taxes $ (174) $ 105 $ (224) $ (443) Add back: Special items 33 13 168 57 Less: Net gain (loss) on investments — — 6 (4) Income (loss) before income taxes excluding special items and net gain (loss) on investments $ (141) $ 118 $ (62) $ (382) RECONCILIATION OF ADJUSTED PRE-TAX MARGIN Pre-tax margin (7.4) % 4.1% (3.1) % (6.6) % Income (loss) before income taxes excluding special items and net gain (loss) on investments $ (141) $ 118 $ (62) $ (382) Total operating revenues 2,353 2,562 7,290 6,743 Adjusted pre-tax margin (6.0)% 4.6% (0.9)% (5.7)% RECONCILIATION OF NET INCOME (LOSS) Net income (loss) $ (153) $ 57 $ (207) $ (386) Add back: Special items 33 13 168 57 Less: Income tax benefit related to special items 9 1 30 7 Less: Net gain (loss) on investments — — 6 (4) Less: Income tax expense related to net gain (loss) on investments — — (1) — Net income (loss) excluding special items and net gain (loss) on investments $ (129) $ 69 $ (74) $ (332) Operating expense, operating income (loss), adjusted operating margin, pre-tax income (loss), adjusted pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and gain (loss) on equity investments Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. For the three and nine months ended September 30, 2023, special items included Spirit acquisition costs and union contract costs. Special items for 2022 included Spirit acquisition costs, union contract costs and Embraer E190 fleet transition costs. Certain gains and losses on our equity investments were also excluded from our 2023 and 2022 GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

1 7 The image part with relationship ID rId26 was not found in the file. Non-GAAP Financial Measure RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), ADJUSTED OPERATING MARGIN, PRE-TAX INCOME (LOSS), ADJUSTED PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN (LOSS) ON EQUITY INVESTMENTS (CONTINUED) (unaudited) Three Months Ended September 30, Nine Months Ended September 30, CALCULATION OF EARNINGS (LOSS) PER SHARE 2023 2022 2023 2022 Earnings (loss) per common share Basic $ (0.46) $ 0.18 $ (0.63) $ (1.20) Add back: Special items 0.10 0.04 0.51 0.18 Less: Income tax benefit related to special items 0.03 0.01 0.08 0.02 Less: Net gain (loss) on investments — — 0.02 (0.01) Less: Income tax expense (benefit) related to net gain (loss) on investments — — — — Basic excluding special items and net gain (loss) on investments $ (0.39) $ 0.21 $ (0.22) $ (1.03) Diluted $ (0.46) $ 0.18 $ (0.63) $ (1.20) Add back: Special items 0.10 0.04 0.51 0.18 Less: Income tax benefit related to special items 0.03 0.01 0.08 0.02 Less: Net gain (loss) on investments — — 0.02 (0.01) Less: Income tax expense (benefit) related to net gain (loss) on investments — — — — Diluted excluding special items and net gain (loss) on investments $ (0.39) $ 0.21 $ (0.22) $ (1.03) Operating expense, operating income (loss), adjusted operating margin, pre-tax income (loss), adjusted pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and gain (loss) on equity investments (continued) Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. For the three and nine months ended September 30, 2023, special items included Spirit acquisition costs and union contract costs. Special items for 2022 included Spirit acquisition costs, union contract costs and Embraer E190 fleet transition costs. Certain gains and losses on our equity investments were also excluded from our 2023 and 2022 GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

1 8 The image part with relationship ID rId26 was not found in the file. LOCATION 1) Debt to Capitalization Ratio Adjusted for Total Operating Leases Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes total operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. Appendix B: Calculation of Leverage Ratios Non-GAAP Financial Measure Adjusted Debt to Capitalization Ratio ($ in millions) June 30, 2023 December 31, 2022 (unaudited) Long-term debt and finance leases $ 3,486 $ 3,093 Current maturities of long-term debt and finance leases 271 554 Operating lease liabilities 692 736 Adjusted debt $ 4,449 $ 4,383 Long-term debt and finance leases $ 3,486 $ 3,093 Current maturities of long-term debt and finance leases 271 554 Operating lease liabilities 692 736 Stockholders' equity 3,554 3,563 Adjusted capitalization $ 8,003 $ 7,946 Adjusted debt to capitalization ratio 56% 55 % Non-GAAP Financial Measure Adjusted Debt to Capitalization Ratio ($ in millions) September 30, 2023 December 31, 2022 (unaudited) Long-term debt and finance leases $ 3,729 $ 3,093 Current maturities of long-term debt and finance leases 272 554 Operating lease liabilities – aircraft 154 206 Adjusted debt $ 4,155 $ 3,853 Long-term debt and finance leases $ 3,729 $ 3,093 Current maturities of long-term debt and finance leases 272 554 Operating lease liabilities - aircraft 154 206 Stockholders' equity 3,420 3,563 Adjusted capitalization $ 7,575 $ 7,416 Adjusted debt to capitalization ratio 55% 52% 2) Debt to Capitalization Ratio Adjusted for Aircraft Operating Leases Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt.

1 9 The image part with relationship ID rId26 was not found in the file. Delivery Planning Assumption A220 A321neo A321neo LR Total 2023 10 3 4 17 2024 20 6 2 28 Delivery and return assumptions as of October 31, 2023. 1 JetBlue purchased three A320 aircraft off lease in the third quarter. In 2023, 11 aircraft delivered year-to-date with 6 more planned to be delivered by year end. Appendix C: Order Book Contractual Returns A320 Embraer E190 Total 2023 1 (1) (6) (7) 2024 (8) (16) (24)

2 0 The image part with relationship ID rId26 was not found in the file.